UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2811 Airpark Drive
Santa Maria,	California	93455
(Address of principal executive offices)		(Zip Code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2021, Landec Corporation (the “Company”) issued a press release announcing its consolidated financial results for the fourth quarter of fiscal year 2021 and for the full fiscal year ended May 30, 2021. The press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Patrick D. Walsh

On July 27, 2021, Mr. Patrick D. Walsh, member of the Board of Directors (the “Board”) of the Company, notified the Company of his resignation from the Board effective as of such date. His decision to resign from the Board is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or procedures, or any disagreements in respect of accounting principles, financial statement disclosure, or otherwise. Concurrent with the effectiveness of Mr. Walsh’s resignation, the size of the Board was decreased to 10 members.

Discretionary Annual Bonuses
On July 27, 2021, the Board approved discretionary annual bonuses in the following amounts to the Company’s named executive officers who participated in the annual bonus program for the Company and its wholly-owned subsidiary Curation Foods, Inc. (“Curation”):

Executive Officer	Bonus Amount
Albert Bolles, President and CEO	$319,300
John Morberg, Chief Financial Officer	$85,416
Tim Burgess, Curation Foods – SVP Supply Chain	$83,750

Each of the foregoing bonuses is equal to 50% of the executive’s target bonus, and Mr. Morberg’s bonus was pro-rated to reflect his partial year of employment with the Company. In connection with the approval of the discretionary bonuses, the Board also determined that the Company and Curation did not achieve the threshold performance goal prescribed under the 2021 bonus program, and therefore none of the foregoing executives was entitled to receive a bonus under the program.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibit.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	Press Release dated July 28, 2021.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2021

LANDEC CORPORATION

By:	/s/ John Morberg
John Morberg
Chief Financial Officer

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